[USAA                    USAA EXTENDED MARKET INDEX FUND
EAGLE                   SUPPLEMENT DATED OCTOBER 31, 2006
LOGO (R)]                   TO THE FUND'S PROSPECTUS AND
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
                              DATED AUGUST 1, 2006


Prior to September 29, 2006, Fund Asset Management, L.P. (FAM), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (ML & Co.), acted as the investment adviser to the Master Extended Market Index Series (Extended Market Portfolio), which is the master fund in which the USAA Extended Market Index Fund invests all of its assets.

On September 29, 2006, BlackRock, Inc. (BlackRock) consummated a transaction with ML & Co. whereby ML & Co.'s investment management business, including FAM, combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management, and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East, and Europe. Effective September 29, 2006, the Extended Market Portfolio entered into an investment advisory agreement with BlackRock Advisors, LLC (BlackRock Advisors), an indirect wholly owned subsidiary of BlackRock, whereby BlackRock Advisors manages the Extended Market Portfolio subject to the oversight of the Extended Market Portfolio's Board of Trustees. BlackRock Advisors has a subadvisory agreement with BlackRock Investment Management, LLC (BIM), an affiliate, under which BlackRock Advisors pays BIM, for the services it provides, 74% of the advisory fee that BlackRock Advisors receives from the Extended Market Portfolio. BIM is responsible for the day-to-day management of Extended Market Portfolio's investments. Under the new investment advisory agreement and subadvisory agreement, the compensation paid to and the services provided by BlackRock are the same as those under the previous Advisory Agreement with FAM.

AS A RESULT OF THIS CHANGE, THE PROSPECTUS AND SAI DATED AUGUST 1, 2006 IS REVISED AS FOLLOWS.

     All references in the Fund's prospectus and SAI relating to Fund Asset Management, L.P. (FAM) have been deleted and replaced with BlackRock Advisors, LLC and BlackRock Investment Management, LLC (collectively referred to as BlackRock).

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND SENTENCE OF THE THIRD PARAGRAPH OF THE SECOND COLUMN ON PAGE 7 OF THE PROSPECTUS.

     The Extended Market Portfolio has retained the services of BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, as investment adviser. BlackRock Advisors, LLC, has entered into a subadvisory agreement with its affiliate, BlackRock Investment Management, LLC, which is responsible for the day-to-day management of the Extended Market Portfolio. BlackRock Advisors, LLC and BlackRock Investment Management, LLC are collectively referred to herein as BlackRock.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE CURRENT SECTION RELATING TO "PORTFOLIO MANAGER" ON PAGES 7-8 OF THE PROSPECTUS.

PORTFOLIO MANAGER

     BlackRock is one of the world's largest asset management firms with over $1 trillion in assets under management. BlackRock has both the experience and expertise to offer a broad range of investment services to many diversified market segments.

     The Extended Market Portfolio is managed by the BlackRock Quantitative Index Management Team. The members of the team are Jeffrey L. Russo, CFA, and Debra L. Jelilian. Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the Extended Market Portfolio's investments.

     Mr. Russo has been a Director of BlackRock since 2006. Mr. Russo was a Director of Merrill Lynch Investment Managers, L.P. (MLIM) from 2004 to 2006, was a Vice President thereof from 1999 to 2004, and has been a member of the Extended Market Portfolio's management team since 2000. Mr. Russo has eleven years' experience as a portfolio manager and trader.

     Ms. Jelilian has been a Director of BlackRock since 2006. Ms. Jelilian was a Director of MLIM from 1999 to 2006, and has been a member of the Extended Market Portfolio's management team since 2000. Ms. Jelilian has over fourteen years' experience in investing and managing index investments.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

                                                                      64575-1006